UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08034

Franklin Real Estate Securities Trust

(Exact name of registrant as specified in charter)

One Franklin Parkway, San Mateo, CA 94403-1906

(Address of principal executive offices) (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA 94403-1906

(Name and address of agent for service)

Registrant’s telephone number, including area code: 650 312-2000

Date of fiscal year end: 4/30

Date of reporting period: 4/30/17

Item 1. Reports to Stockholders.

FRANKLIN TEMPLETON INVESTMENTS

Annual Report and Shareholder Letter

April 30, 2017

Franklin Real Estate Securities Fund

A SERIES OF FRANKLIN REAL ESTATE SECURITIES TRUST

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Franklin Templeton Investments

Gain From Our Perspective®

At Franklin Templeton Investments, we’re dedicated to one goal: delivering exceptional asset management for our clients. By bringing together multiple, world-class investment teams in a single firm, we’re able to offer specialized expertise across styles and asset classes, all supported by the strength and resources of one of the world’s largest asset managers. This has helped us to become a trusted partner to individual and institutional investors across the globe.

Dear Shareholder:

During the 12 months ended April 30, 2017, mostly upbeat economic data, improved U.S. corporate earnings and supportive monetary policies were positives for the securities markets. After maintaining its target interest rate in the 0.25%–0.50% range for nearly a year, the U.S. Federal Reserve (Fed) increased its target range for the federal funds rate twice, in December 2016 and March 2017, to 0.75%–1.00%, noting improved employment and hints of higher inflation. The 10-year U.S. Treasury yield began the period at 1.83% and ended the period at 2.29%. In this environment, U.S. stocks, as measured by the Standard & Poor’s 500® Index, generated a +17.92% total return for the 12-month period.1

In all economic environments, we are committed to our long-term perspective and disciplined investment approach as we conduct a diligent, fundamental analysis of securities with a regular emphasis on investment risk management.

We believe active, professional investment management serves investors well. We also recognize the important role of financial advisors in today’s markets and encourage investors to continue to seek their advice. Amid changing markets and economic conditions, we are confident investors with a well-diversified portfolio and a patient, long-term outlook should be well positioned for the years ahead.

In addition, Franklin Real Estate Securities Fund’s annual report includes more detail about prevailing conditions and a discussion about investment decisions during the period. Please remember all securities markets fluctuate, as do mutual fund share prices.

We thank you for investing with Franklin Templeton, welcome your questions and comments, and look forward to serving your future investment needs.

Sincerely,

Edward B. Jamieson

President and Chief Executive Officer –

Investment Management

Franklin Real Estate Securities Trust

This letter reflects our analysis and opinions as of April 30, 2017, unless otherwise indicated. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

1. Source: Morningstar.

See www.franklintempletondatasources.com for additional data provider information.

Not FDIC Insured | May Lose Value | No Bank Guarantee

franklintempleton.com	Not part of the annual report	1

Contents

Annual Report

Visit franklintempleton.com for fund updates, to access your account, or to find helpful financial planning tools.

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Annual Report

Franklin Real Estate Securities Fund

This annual report for Franklin Real Estate Securities Fund covers the fiscal year ended April 30, 2017.

Your Fund’s Goal and Main Investments

The Fund seeks to maximize total return by investing at least 80% of its net assets in equity securities of companies operating in the real estate industry predominantly in the U.S., including real estate investment trusts (REITs) and companies that derive at least half of their assets or revenues from the ownership, construction, management, operation, development or sale of commercial or residential real estate.1

Performance Overview

The Fund’s Class A shares delivered a +2.92% cumulative total return for the 12 months under review. In comparison, the Standard & Poor’s (S&P®) U.S. Property Index, which tracks the investable universe of publicly traded U.S. property companies, produced a +5.42% total return.2 You can find the Fund’s long-term performance data in the Performance Summary beginning on page 7.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Economic and Market Overview

The U.S. economy expanded during the 12 months under review. The economy strengthened in 2016’s second and third quarters, but moderated in the next two quarters, largely due to declines in private inventory investment and government spending. The manufacturing sector generally expanded and the services sector also continued to grow. The unemployment rate decreased from 5.0% in April 2016 to 4.4% at period-end.3 Monthly retail sales were volatile, but grew during most of the

Portfolio Composition

Based on Total Net Assets as of 4/30/17

period. Annual inflation as measured by the Consumer Price Index, increased from 1.1% to 2.2% during the period.

After maintaining its target interest rate in the 0.25%–0.50% range for nearly a year, the U.S. Federal Reserve (Fed), at its December meeting, increased its target range for the federal funds rate to 0.50%–0.75%, as policymakers noted improvement in U.S. labor market and inflation. The Fed kept its interest rate unchanged at its February meeting, but incoming economic data, along with statements by Fed officials in late February and early March, heightened many investors’ expectations for a March interest-rate hike. The Fed, at its

1. A REIT is a type of real estate company that is dedicated to owning and usually operating income-producing real estate properties such as apartments, hotels, industrial properties, office buildings or shopping centers. Equity REITs generally receive income from rents received, are generally operated by experienced property management teams and typically concentrate on a specific geographic region or property type.

2. Source: Morningstar.

The index is unmanaged and includes reinvestment of any income or distributions. It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

3. Source: Bureau of Labor Statistics.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

The SOI begins on page 15.

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FRANKLIN REAL ESTATE SECURITIES FUND

March meeting, made the widely anticipated increase in its federal funds target rate to 0.75%–1.00%.

U.S. equity markets rose during the period, benefiting from mostly upbeat economic data, better U.S. corporate earnings and signs of improvement in the Chinese and European economies. Ongoing expansionary monetary policies from key central banks, investor optimism arising from pro-growth and pro-business policy plans in the U.S. and the results of the first round of presidential elections in France also helped U.S. equities. However, the U.K.’s historic vote to leave the European Union (also known as “Brexit”), global growth concerns and geopolitical tensions in the Middle East and Korean peninsula weighed on market sentiment. The broad U.S. stock market, as measured by the Standard & Poor’s® 500 Index, generated a +17.92% total return for the 12-month period.4

Investment Strategy

We are research-driven, fundamental investors with an active investment strategy. We use a bottom-up security selection process that incorporates macro-level views in our evaluation process. We analyze individual stock and real estate market fundamentals to provide regional, property type and company-size perspectives in identifying local cyclical and thematic trends that highlight investment opportunities.

Manager’s Discussion

During the 12 months under review, security selection and an underweighting in the triple-net leasing sector detracted from relative performance compared to the benchmark, with much of the detraction coming from limited exposure to stocks that performed well over the reporting period.5 Additionally, within the triple-net sector, shares of fund holding VEREIT underperformed primarily due to its large exposure to retail properties. Also, VEREIT’s fee business, Cole Capital, saw a deceleration in fundraising activity over the period largely as a function of recent legislative changes pertaining to the non-traded fund industry. However, we maintained an overweighted position largely based on VEREIT’s encouraging transition towards an entity with stronger portfolio and balance sheet metrics, along with what we viewed as a compelling value proposition.

Stock selection in the office space sector also detracted from results. Shares of Vornado Realty Trust, a well-known,

New York City-based large-capitalization REIT that owns a well-diversified portfolio of mainly office and street retail assets in major gateway cities, underperformed during the reporting period. We believe this underperformance largely reflected the mixed results the company continued to generate from its core markets in New York City and Washington, DC, in recent quarters. In addition, investors have remained frustrated due to management’s capital allocation decisions in recent years as the company has maintained a large amount of liquidity on its balance sheet, which could have been used for investments in the most recent real estate cycle. Although Vornado has made significant progress on its simplification strategy that was announced couple of years ago as it exited most of its non-core businesses, the company has yet to announce details about its future major redevelopment plans including a major project in the Penn Plaza district in New York City, a potential large future earnings growth driver.

Within the health care property sector, shares of Omega Health Care (no longer held at period-end), a REIT that mainly focuses on the skilled nursing and senior housing real estate segments, also underperformed during the reporting period. Shares underperformed as investors grew increasingly concerned about the lack of visibility for the company’s skilled nursing segment and tenant health given the uncertainties related to rent coverage levels, which have been deteriorating steadily. Other uncertainties were related to the future of government reimbursements and its implications for Omega’s operators (tenants). We believe the company’s external growth prospects have remained limited, while it deals with ongoing issues related to its core portfolio due to deteriorating tenant rent coverage levels.

Conversely, an overweighting and security selection in the specialty sector contributed to relative performance compared to the benchmark over the 12-month reporting period. Shares of Alexandria Real Estate, a specialty office landlord that has a niche focus on serving the real estate needs of life-science and technology tenants, performed well during the reporting period. The company, which owns a unique portfolio of assets located in cluster markets (close to universities and hospitals) in major gateway cities, has benefited from strong fundamentals in the life-science and technology sectors reflected in Alexandria’s recent core results with strong leasing statistics. We believe Alexandria, a REIT that solely focuses on laboratory office space, remains well-positioned to potentially generate

4. Source: Morningstar.

5. Triple-net leasing sector holdings can be found under Diversified REITS in the SOI.

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FRANKLIN REAL ESTATE SECURITIES FUND

Top 10 Holdings

4/30/17

Company Sector/Industry	% of Total Net Assets

Simon Property Group Inc.	7.9%
Retail REITs
AvalonBay Communities Inc.	4.7%
Residential REITs
Prologis Inc.	4.6%
Industrial REITs
Welltower Inc.	4.2%
Health Care REITs
Digital Realty Trust Inc.	3.4%
Specialized REITs
Public Storage	3.4%
Specialized REITs
Boston Properties Inc.	3.3%
Office REITs
HCP Inc.	3.0%
Health Care REITs
Vornado Realty Trust	2.9%
Office REITs
Realty Income Corp.	2.9%
Retail REITs

above-average earnings growth for the next two years with the delivery of its development projects as well as steady organic growth.

Stock selection in the hotel and resort sector also boosted results. Shares of Hilton Worldwide Holdings, one of the largest hotel owners and operators worldwide, performed well during the reporting period. We believe investor sentiment for the company has steadily improved during the reporting period, especially following a well-executed split of the company into three separate stand-alone companies: an asset-light branded hotel company; a fully scaled, large, lodging REIT; and an asset-light timeshare company. Among these three, we view the remaining new Hilton branded hotel company as having an attractive business model given its asset-light revenue structure made up of management and franchises fees. Hilton Worldwide, which has also been run by what we view as a highly respected management team, has continued to generate above-average global unit growth with a large domestic and international pipeline for future growth and a strong balance sheet.

The Fund’s positioning in the shopping centers and industrial property sector supported performance further.6 Within the

6. Shopping center sector holdings can be found under Retail REITS in the SOI.

See www.franklintempletondatasources.com for additional data provider information.

shopping centers sector, much of the contributing effects came from a lack of exposure to companies that performed poorly over the reporting period. Broadly, the shopping centers sector has been under significant pressure as retail tenants have struggled as customers continued to shift to online retailers such as Amazon.com.

Shares of Rexford Industrial Realty a small-capitalization industrial REIT, performed well during the reporting period. The stock benefited from strong existing industrial fundamentals with continued healthy tenant demand for space from both traditional and e-commerce related businesses. We think the company’s core market, new developments in vacant or undeveloped land in Southern California, should be less susceptible to any potential pick-up in supply given the difficulty of building in these markets due to the lack of available land. We like the company’s strategy to grow through acquisitions in markets where it faces less competition from larger industrial players.

During the past five years, more companies have entered the U.S. REIT market, which has expanded the universe of companies in which the Fund can invest. Due to this increased diversification among companies in the U.S. REIT market and the active risk management discipline employed in our investment process, the Fund is no longer a “non-diversified” fund according to regulatory definitions. Therefore, the Fund is operating as a “diversified” fund, which generally indicates a lower level of risk than that of a non-diversified fund because the Fund may be less sensitive to economic, business, political or other changes affecting individual issuers or investments.

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FRANKLIN REAL ESTATE SECURITIES FUND

Thank you for your continued participation in Franklin Real Estate Securities Fund. We look forward to serving your future investment needs.

Wilson Magee

Daniel Scher

Murat Sensoy, CFA Portfolio Management Team

The foregoing information reflects our analysis, opinions and portfolio holdings as of April 30, 2017, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

CFA® is a trademark owned by CFA Institute.

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FRANKLIN REAL ESTATE SECURITIES FUND

Performance Summary as of April 30, 2017

The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 4/30/171

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 5.75% and the minimum is 0%. Class A: 5.75% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return	[2]	Average Annual Total Return	[3]

A
1-Year	+2.92%		-2.99%

5-Year	+47.15%		+6.77%

10-Year	+22.20%		+1.42%

Advisor
1-Year	+3.18%		+3.18%

5-Year	+49.05%		+8.31%

10-Year	+25.27%		+2.28%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 9 for Performance Summary footnotes.

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FRANKLIN REAL ESTATE SECURITIES FUND

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

Class A (5/1/07–4/30/17)

Advisor Class (5/1/07–4/30/17)

See page 9 for Performance Summary footnotes.

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FRANKLIN REAL ESTATE SECURITIES FUND

PERFORMANCE SUMMARY

Distributions (5/1/16–4/30/17)

Share Class	Net Investment Income	Long-Term Capital Gain	Total
A	$0.4514	$0.4435	$0.8949
C	$0.3108	$0.4435	$0.7543
R6	$0.5376	$0.4435	$0.9811
Advisor	$0.5044	$0.4435	$0.9479

Total Annual Operating Expenses[5]

Share Class
A	1.00%
Advisor	0.75%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. The Fund’s concentration in real estate securities involves special risks, such as declines in the value of real estate and increased susceptibility to adverse economic or regulatory developments affecting the sector. The Fund’s investments in REITs involve additional risks; since REITs typically are invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has a fee waiver associated with any investment it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 8/31/17. Fund investment results reflect the fee waiver; without this waiver, the results would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

4. Source: Morningstar. The S&P U.S. Property Index measures the investable universe of publicly traded property companies in the U.S.

5. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN REAL ESTATE SECURITIES FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value.” You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual		Hypothetical
		(actual return after expenses)		(5% annual return before expenses)
			Expenses		Expenses	Net
	Beginning	Ending	Paid During	Ending	Paid During	Annualized
Share	Account	Account	Period	Account	Period	Expense
Class	Value 11/1/16	Value 4/30/17	11/1/16–4/30/17[1,2]	Value 4/30/17	11/1/16–4/30/17[1,2]	Ratio[2]
A	$1,000	$1,020.10	$5.21	$1,019.64	$5.21	1.04%
C	$1,000	$1,016.30	$8.95	$1,015.92	$8.95	1.79%
R6	$1,000	$1,022.80	$2.91	$1,021.92	$2.91	0.58%
Advisor	$1,000	$1,021.30	$3.96	$1,020.88	$3.96	0.79%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above–in the far right column–multiplied by the simple average account value over the period indicated, and then multiplied by 181/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

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FRANKLIN REAL ESTATE SECURITIES TRUST

Financial Highlights

Franklin Real Estate Securities Fund

	Year Ended April 30,
	2017	2016		2015	2014	2013
Class A

Per share operating performance

(for a share outstanding throughout the year)

Net asset value, beginning of year	$22.65	$21.49		$19.31	$19.29	$16.78

Income from investment operations[a]:

Net investment income[b]	0.24	0.48	[c]	0.30	0.26	0.23

Net realized and unrealized gains (losses)	0.40	1.05		2.17	— [d]	2.49

Total from investment operations	0.64	1.53		2.47	0.26	2.72

Less distributions from:

Net investment income	(0.45)	(0.37)		(0.29)	(0.24)	(0.21)

Net realized gains	(0.44)	—		—	—	—

Total distributions	(0.89)	(0.37)		(0.29)	(0.24)	(0.21)

Net asset value, end of year	$22.40	$22.65		$21.49	$19.31	$19.29

Total return[e]	2.92%	7.17%		12.95%	1.49%	16.38%

Ratios to average net assets

Expenses before waiver and payments by affiliates	1.00%	1.00%		0.99%	1.05%	1.03%

Expenses net of waiver and payments by affiliates	1.00% [f,g]	1.00%	[f]	0.99% [f]	1.04%	1.03%

Net investment income	1.04%	2.21%	[c]	1.41%	1.43%	1.33%

Supplemental data

Net assets, end of year (000’s)	$333,601	$364,981		$381,925	$303,815	$347,101

Portfolio turnover rate	39.66%	24.21%		24.12%	17.04%	22.69%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.11 per share related to income received in the form of a special dividend in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.71%.

dAmount rounds to less than $0.01 per share.

eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

gBenefit of expense reduction rounds to less than 0.01%.

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FRANKLIN REAL ESTATE SECURITIES TRUST

FINANCIAL HIGHLIGHTS

Franklin Real Estate Securities Fund (continued)

	Year Ended April 30,
	2017	2016		2015	2014	2013
Class C

Per share operating performance

(for a share outstanding throughout the year)

Net asset value, beginning of year	$21.86	$20.75		$18.66	$18.65	$16.20

Income from investment operations[a]:

Net investment income[b]	0.07	0.30	[c]	0.13	0.12	0.10

Net realized and unrealized gains (losses)	0.38	1.02		2.11	— [d]	2.40

Total from investment operations	0.45	1.32		2.24	0.12	2.50

Less distributions from:

Net investment income	(0.31)	(0.21)		(0.15)	(0.11)	(0.05)

Net realized gains	(0.44)	—		—	—	—

Total distributions	(0.75)	(0.21)		(0.15)	(0.11)	(0.05)

Net asset value, end of year	$21.56	$21.86		$20.75	$18.66	$18.65

Total return[e]	2.14%	6.40%		12.07%	0.73%	15.47%

Ratios to average net assets

Expenses before waiver and payments by affiliates	1.75%	1.75%		1.74%	1.80%	1.78%

Expenses net of waiver and payments by affiliates	1.75% [f,g]	1.75%	[f]	1.74% [f]	1.79%	1.78%

Net investment income	0.29%	1.46%	[c]	0.66%	0.68%	0.58%

Supplemental data

Net assets, end of year (000’s)	$72,637	$82,147		$89,328	$68,914	$77,324

Portfolio turnover rate	39.66%	24.21%		24.12%	17.04%	22.69%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.11 per share related to income received in the form of a special dividend in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.96%.

dAmount rounds to less than $0.01 per share.

eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

gBenefit of expense reduction rounds to less than 0.01%.

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FRANKLIN REAL ESTATE SECURITIES TRUST

FINANCIAL HIGHLIGHTS

Franklin Real Estate Securities Fund (continued)

	Year Ended April 30,
	2017	2016		2015	2014[a]
Class R6

Per share operating performance

(for a share outstanding throughout the year)

Net asset value, beginning of year	$22.83	$21.67		$19.46	$19.30

Income from investment operations[b]:

Net investment income[c]	0.35	0.58	[d]	0.41	0.34

Net realized and unrealized gains (losses)	0.41	1.05		2.19	0.14

Total from investment operations	0.76	1.63		2.60	0.48

Less distributions from:

Net investment income	(0.54)	(0.47)		(0.39)	(0.32)

Net realized gains	(0.44)	—		—	—

Total distributions	(0.98)	(0.47)		(0.39)	(0.32)

Net asset value, end of year	$22.61	$22.83		$21.67	$19.46

Total return	3.42%	7.66%		13.47%	2.69%

Ratios to average net assets

Expenses before waiver and payments by affiliates	0.55%	0.54%		0.54%	0.57%

Expenses net of waiver and payments by affiliates	0.55% [e,f]	0.54%	[e]	0.54% [e]	0.56%

Net investment income	1.49%	2.67%	[d]	1.86%	1.91%

Supplemental data

Net assets, end of year (000’s)	$2,422	$104,392		$106,725	$97,224

Portfolio turnover rate	39.66%	24.21%		24.12%	17.04%

aFor the year May 1, 2013 (effective date) to April 30, 2014.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dNet investment income per share includes approximately $0.11 per share related to income received in the form of a special dividend in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 2.17%.

eBenefit of waiver and payments by affiliates rounds to less than 0.01%.

fBenefit of expense reduction rounds to less than 0.01%.

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FRANKLIN REAL ESTATE SECURITIES TRUST

FINANCIAL HIGHLIGHTS

Franklin Real Estate Securities Fund (continued)

	Year Ended April 30,
	2017	2016		2015	2014	2013
Advisor Class

Per share operating performance

(for a share outstanding throughout the year)

Net asset value, beginning of year	$22.83	$21.67		$19.46	$19.43	$16.92

Income from investment operations[a]:

Net investment income[b]	0.30	0.54	[c]	0.33	0.29	0.27

Net realized and unrealized gains (losses)	0.41	1.04		2.23	0.03	2.51

Total from investment operations	0.71	1.58		2.56	0.32	2.78

Less distributions from:

Net investment income	(0.51)	(0.42)		(0.35)	(0.29)	(0.27)

Net realized gains	(0.44)	—		—	—	—

Total distributions	(0.95)	(0.42)		(0.35)	(0.29)	(0.27)

Net asset value, end of year	$22.59	$22.83		$21.67	$19.46	$19.43

Total return	3.18%	7.44%		13.24%	1.79%	16.64%

Ratios to average net assets

Expenses before waiver and payments by affiliates	0.75%	0.75%		0.74%	0.80%	0.78%

Expenses net of waiver and payments by affiliates	0.75% [d,e]	0.75%	[d]	0.74% [d]	0.79%	0.78%

Net investment income	1.29%	2.46%	[c]	1.66%	1.68%	1.58%

Supplemental data

Net assets, end of year (000’s)	$50,521	$22,346		$17,644	$12,402	$108,076

Portfolio turnover rate	39.66%	24.21%		24.12%	17.04%	22.69%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.11 per share related to income received in the form of a special dividend in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.96%.

dBenefit of waiver and payments by affiliates rounds to less than 0.01%.

eBenefit of expense reduction rounds to less than 0.01%.

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FRANKLIN REAL ESTATE SECURITIES TRUST

Statement of Investments, April 30, 2017

Franklin Real Estate Securities Fund

	Shares	Value

Common Stocks 99.7%
Diversified REITs 3.6%
VEREIT Inc.	1,212,700	$10,150,299
Washington REIT	200,000	6,334,000

		16,484,299

Health Care REITs 12.0%
CareTrust REIT Inc.	291,100	4,954,522
HCP Inc.	444,300	13,928,805
Physicians Realty Trust	289,300	5,681,852
Ventas Inc.	176,620	11,305,446
Welltower Inc.	269,200	19,231,648

		55,102,273

Hotel & Resort REITs 5.3%
Host Hotels & Resorts Inc.	606,400	10,884,880
Summit Hotel Properties Inc.	450,800	7,451,724
Sunstone Hotel Investors Inc.	385,735	5,743,594

		24,080,198

Hotels, Resorts & Cruise Lines 0.8%
Hilton Worldwide Holdings Inc.	63,833	3,764,232

Industrial REITs 7.9%
First Industrial Realty Trust Inc.	299,800	8,436,372
Prologis Inc.	389,361	21,185,132
Rexford Industrial Realty Inc.	273,800	6,828,572

		36,450,076

Office REITs 17.0%
Alexandria Real Estate Equities Inc.	114,600	12,893,646
Boston Properties Inc.	120,800	15,293,280
Brandywine Realty Trust	319,600	5,423,612
Highwoods Properties Inc.	115,500	5,876,640
Kilroy Realty Corp.	147,500	10,403,175
Mack-Cali Realty Corp.	190,700	5,158,435
SL Green Realty Corp.	91,400	9,590,602
Vornado Realty Trust	139,145	13,391,315

		78,030,705

Residential REITs 18.5%
American Homes 4 Rent, A	480,000	11,064,000
Apartment Investment & Management Co., A	132,300	5,786,802
AvalonBay Communities Inc.	112,872	21,427,620
Camden Property Trust	82,400	6,783,992
Education Realty Trust Inc.	58,700	2,275,799
Equity Lifestyle Properties Inc.	134,900	10,914,759
Equity Residential	168,844	10,903,945
Essex Property Trust Inc.	27,963	6,836,115
Mid-America Apartment Communities Inc.	91,700	9,097,557

		85,090,589

Retail REITs 22.3%
Agree Realty Corp.	79,000	3,829,920
Federal Realty Investment Trust	26,700	3,494,763
GGP Inc.	481,000	10,394,410
Kimco Realty Corp.	117,100	2,375,959
The Macerich Co.	29,521	1,842,996

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FRANKLIN REAL ESTATE SECURITIES TRUST

STATEMENT OF INVESTMENTS

Franklin Real Estate Securities Fund (continued)

	Shares	Value
Common Stocks (continued)
Retail REITs (continued)
National Retail Properties Inc.	167,600	$7,076,072
Realty Income Corp.	227,500	13,274,625
Regency Centers Corp.	181,100	11,441,898
Retail Properties of America Inc., A	426,500	5,689,510
Simon Property Group Inc.	219,800	36,324,148
Weingarten Realty Investors	203,700	6,675,249

		102,419,550

Specialized REITs 12.3%
American Tower Corp.	26,600	3,350,004
Coresite Realty Corp.	86,800	8,493,380
CubeSmart	249,300	6,317,262
CyrusOne Inc.	132,400	7,234,336
Digital Realty Trust Inc.	137,300	15,767,532
Public Storage	73,400	15,368,492

		56,531,006

Total Common Stocks (Cost $286,744,462)		457,952,928

Short Term Investments (Cost $2,122,603) 0.5%

Money Market Funds 0.5%
[a,b] Institutional Fiduciary Trust Money Market Portfolio, 0.37%	2,122,603	2,122,603

Total Investments (Cost $288,867,065) 100.2%		460,075,531
Other Assets, less Liabilities (0.2)%		(894,368)

Net Assets 100.0%		$459,181,163

See Abbreviations on page 27.

aSee Note 3(f) regarding investments in affiliated management investment companies.

bThe rate shown is the annualized seven-day yield at period end.

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FRANKLIN REAL ESTATE SECURITIES TRUST

Financial Statements

Statement of Assets and Liabilities

April 30, 2017

Franklin Real Estate Securities Fund

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$286,744,462
Cost - Non-controlled affiliates (Note 3f)	2,122,603

Total cost of investments	$288,867,065

Value - Unaffiliated issuers	$457,952,928
Value - Non-controlled affiliates (Note 3f)	2,122,603

Total value of investments	460,075,531
Receivables:
Investment securities sold	912,633
Capital shares sold	720,936
Dividends	168,431
Other assets	381

Total assets	461,877,912

Liabilities:
Payables:
Investment securities purchased	926,846
Capital shares redeemed	1,214,435
Management fees	193,233
Distribution fees	130,388
Transfer agent fees	130,582
Trustees’ fees and expenses	33
Accrued expenses and other liabilities	101,232

Total liabilities	2,696,749

Net assets, at value	$459,181,163

Net assets consist of:
Paid-in capital	$289,349,659
Net unrealized appreciation (depreciation)	171,208,466
Accumulated net realized gain (loss)	(1,376,962)

Net assets, at value	$459,181,163

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FRANKLIN REAL ESTATE SECURITIES TRUST

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (continued)

April 30, 2017

Franklin Real Estate Securities Fund

Class A:
Net assets, at value	$333,600,909

Shares outstanding	14,892,516

Net asset value per share[a]	$22.40

Maximum offering price per share (net asset value per share ÷ 94.25%)	$23.77

Class C:
Net assets, at value	$ 72,636,971

Shares outstanding	3,368,429

Net asset value and maximum offering price per share[a]	$21.56

Class R6:
Net assets, at value	$ 2,422,415

Shares outstanding	107,143

Net asset value and maximum offering price per share	$22.61

Advisor Class:
Net assets, at value	$ 50,520,868

Shares outstanding	2,236,132

Net asset value and maximum offering price per share	$22.59

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

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FRANKLIN REAL ESTATE SECURITIES TRUST

FINANCIAL STATEMENTS

Statement of Operations

for the year ended April 30, 2017

Franklin Real Estate Securities Fund

Investment income:
Dividends:
Unaffiliated issuers	$11,200,381
Non-controlled affiliates (Note 3f)	2,430

Total investment income	11,202,811

Expenses:
Management fees (Note 3a)	2,717,074
Distribution fees: (Note 3c)
Class A	923,329
Class C	818,408
Transfer agent fees: (Note 3e)
Class A	736,422
Class C	163,172
Class R6	755
Advisor Class	62,222
Custodian fees (Note 4)	4,535
Reports to shareholders	125,593
Registration and filing fees	101,842
Professional fees	48,633
Trustees’ fees and expenses	31,621
Other	16,850

Total expenses	5,750,456
Expense reductions (Note 4)	(15)
Expenses waived/paid by affiliates (Note 3f)	(14,631)

Net expenses	5,735,810

Net investment income	5,467,001

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	54,997,124
Realized gain distributions from REITs	7,149,321

Net realized gain (loss)	62,146,445

Net change in unrealized appreciation (depreciation) on investments	(53,279,510)

Net realized and unrealized gain (loss)	8,866,935

Net increase (decrease) in net assets resulting from operations	$14,333,936

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FRANKLIN REAL ESTATE SECURITIES TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

Franklin Real Estate Securities Fund

	Year Ended April 30,
	2017	2016

Increase (decrease) in net assets:
Operations:
Net investment income	$5,467,001	$12,341,008
Net realized gain (loss)	62,146,445	16,664,018
Net change in unrealized appreciation (depreciation)	(53,279,510)	8,941,661

Net increase (decrease) in net assets resulting from operations	14,333,936	37,946,687

Distributions to shareholders from:
Net investment income:
Class A	(7,182,116)	(6,024,463)
Class C	(1,156,716)	(801,106)
Class R6	(1,852,446)	(2,274,410)
Advisor Class	(593,315)	(360,289)
Net realized gains:
Class A	(7,036,543)	—
Class C	(1,582,188)	—
Class R6	(1,152,496)	—
Advisor Class	(598,113)	—

Total distributions to shareholders	(21,153,933)	(9,460,268)

Capital share transactions: (Note 2)
Class A	(26,964,280)	(34,932,065)
Class C	(8,328,265)	(10,924,295)
Class R6	(101,370,904)	(8,164,611)
Advisor Class	28,798,605	3,779,393

Total capital share transactions	(107,864,844)	(50,241,578)

Net increase (decrease) in net assets	(114,684,841)	(21,755,159)
Net assets:
Beginning of year	573,866,004	595,621,163

End of year	$459,181,163	$573,866,004

Undistributed net investment income included in net assets:
End of year	$—	$5,315,693

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FRANKLIN REAL ESTATE SECURITIES TRUST

Notes to Financial Statements

Franklin Real Estate Securities Fund

1. Organization and Significant Accounting Policies

Franklin Real Estate Securities Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of one fund, Franklin Real Estate Securities Fund (Fund) and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). The Fund offers four classes of shares: Class A, Class C, Class R6, and Advisor Class. Each class of shares may differ by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees primarily due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Fund’s significant accounting policies.

a.   Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Fund’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The VC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Investments in open-end mutual funds are valued at the closing NAV.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

b.   Income Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of April 30, 2017, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitation.

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FRANKLIN REAL ESTATE SECURITIES TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Real Estate Securities Fund (continued)

1.  Organization and Significant Accounting

Policies (continued)

c. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Distributions received by the Fund from certain securities may be a return of capital (ROC). Such distributions reduce the cost basis of the securities, and any distributions in excess of the cost basis are recognized as capital gains. For Real Estate Investment Trust (REIT) securities, the Fund records ROC estimates, if any, on the ex-dividend date and are adjusted once actual tax designations are known.

d. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

e. Guarantees and Indemnifications

Under the Fund’s organizational documents, its officers and trustees are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At April 30, 2017, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Fund’s shares were as follows:

	Year Ended April 30,
	2017		2016
	Shares	Amount	Shares	Amount
Class A Shares:
Shares sold	2,955,684	$69,381,222	2,532,484	$54,961,855
Shares issued in reinvestment of distributions	617,945	13,730,198	270,471	5,785,357
Shares redeemed	(4,795,254)	(110,075,700)	(4,456,988)	(95,679,277)
Net increase (decrease)	(1,221,625)	$(26,964,280)	(1,654,033)	$(34,932,065)
Class C Shares:
Shares sold	637,356	$14,522,004	784,919	$16,561,370
Shares issued in reinvestment of distributions	124,497	2,659,425	37,341	775,562
Shares redeemed	(1,151,295)	(25,509,694)	(1,368,796)	(28,261,227)
Net increase (decrease)	(389,442)	$(8,328,265)	(546,536)	$(10,924,295)

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FRANKLIN REAL ESTATE SECURITIES TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Real Estate Securities Fund (continued)

	Year Ended April 30,
	2017		2016
	Shares	Amount	Shares	Amount
Class R6 Shares:
Shares sold	99,150	$2,311,501	67,691	$1,480,907
Shares issued in reinvestment of distributions	132,605	3,004,941	105,709	2,274,410
Shares redeemed	(4,697,016)	(106,687,346)	(526,930)	(11,919,928)
Net increase (decrease)	(4,465,261)	$(101,370,904)	(353,530)	$(8,164,611)
Advisor Class Shares:
Shares sold	1,837,014	$42,222,651	518,718	$11,446,692
Shares issued in reinvestment of distributions	48,881	1,090,920	14,543	313,892
Shares redeemed	(628,503)	(14,514,966)	(368,908)	(7,981,191)
Net increase (decrease)	1,257,392	$28,798,605	164,353	$3,779,393

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Templeton Institutional, LLC (FT Institutional)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to FT Institutional based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $7.5 billion
0.440%	Over $7.5 billion, up to and including $10 billion
0.430%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	In excess of $15 billion

For the year ended April 30, 2017, the effective investment management fee rate was 0.496% of the Fund’s average daily net assets.

b. Administrative Fees

Under an agreement with FT Institutional, FT Services provides administrative services to the Fund. The fee is paid by FT Institutional based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

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FRANKLIN REAL ESTATE SECURITIES TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Real Estate Securities Fund (continued)

3. Transactions with Affiliates (continued)

c. Distribution Fees

The Board has adopted distribution plan for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C compensation distribution plan, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. The plan year, for purposes of monitoring compliance with the maximum annual plan rate, is February 1 through January 31.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.25%
Class C	1.00%

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the year:

Sales charges retained net of commissions paid to unaffiliated brokers/dealers	$142,259
CDSC retained	$10,046

e. Transfer Agent Fees

Each class of shares, except for Class R6, pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the year ended April 30, 2017, the Fund paid transfer agent fees of $962,571, of which $463,516 was retained by Investor Services.

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NOTES TO FINANCIAL STATEMENTS

Franklin Real Estate Securities Fund (continued)

f. Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. Prior to May 1, 2013, the waiver was accounted for as a reduction to management fees. During the year ended April 30, 2017, the Fund held investments in affiliated management investment companies as follows:

	Number of Shares Held at Beginning of Year	Gross Additions	Gross Reductions	Number of Shares Held at End of Year	Value at End of Year	Investment Income	Realized Gain (Loss)	% of Affiliated Fund Shares Outstanding Held at End of Year
Non-Controlled Affiliates
Institutional Fiduciary Trust Money Market Portfolio, 0.37%	5,353,674	97,665,533	(100,896,604)	2,122,603	$2,122,603	$2,430	$—	0.0%[a]

aRounds to less than 0.1%.

g. Waiver and Expense Reimbursements

Investor Services has contractually agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees do not exceed 0.01% until August 31, 2017. There were no Class R6 transfer agent fees waived during the year ended April 30, 2017.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended April 30, 2017, the custodian fees were reduced as noted in the Statement of Operations.

5. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains. Capital loss carryforwards with no expiration, if any, must be fully utilized before those losses with expiration dates.

During the year ended April 30, 2017, the Fund utilized $19,102,558 of capital loss carryforwards.

The tax character of distributions paid during the years ended April 30, 2017 and 2016, was as follows:

	2017	2016
Distributions paid from:
Ordinary income	$10,784,593	$9,460,268
Long term capital gain	10,369,340	—

	$21,153,933	$9,460,268

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FRANKLIN REAL ESTATE SECURITIES TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Real Estate Securities Fund (continued)

5. Income Taxes (continued)

At April 30, 2017, the cost of investments, net unrealized appreciation (depreciation) and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments	$314,920,137

Unrealized appreciation	$174,746,561
Unrealized depreciation	(29,591,167)
Net unrealized appreciation (depreciation)	$145,155,394
Distributable earnings - undistributed long term capital gains	$24,676,106

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of wash sales.

The Fund utilized a tax accounting practice to treat a portion of the proceeds from capital shares redeemed as a distribution from realized capital gains.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended April 30, 2017, aggregated $215,039,712 and $328,089,005, respectively.

7. Concentration of Risk

The Fund invests a large percentage of its total assets in REIT securities. Such concentration may subject the Fund to special risks associated with real estate securities. These securities may be more sensitive to economic or regulatory developments due to a variety of factors such as local, regional, national and global economic conditions, interest rates and tax considerations.

8. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 9, 2018. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the year ended April 30, 2017, the Fund did not use the Global Credit Facility.

9. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

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NOTES TO FINANCIAL STATEMENTS

Franklin Real Estate Securities Fund (continued)

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

At April 30, 2017, all of the Fund’s investments in financial instruments carried at fair value were valued using Level 1 inputs. For detailed categories, see the accompanying Statement of Investments.

10. Investment Company Reporting Modernization

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, final rules) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Fund’s financial statements and related disclosures.

11. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Abbreviations

Selected Portfolio
REIT	Real Estate Investment Trust

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FRANKLIN REAL ESTATE SECURITIES TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Franklin Real Estate Securities Trust and Shareholders of the Franklin Real Estate Securities Fund:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Franklin Real Estate Securities Fund (the “Fund”) as of April 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of April 30, 2017 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

June 20, 2017

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Tax Information (unaudited)

Franklin Real Estate Securities Fund

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Fund hereby reports the maximum amount allowable but no less than $13,532,812 as a long term capital gain dividend for the fiscal year ended April 30, 2017.

Under Section 854(b)(1)(B) of the Code, the Fund hereby reports the maximum amount allowable but no less than $63,833 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended April 30, 2017. Distributions, including qualified dividend income, paid during calendar year 2017 will be reported to shareholders on Form 1099-DIV by mid-February 2018. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

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Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during at least the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton Investments fund complex, are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
Harris J. Ashton (1932) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 1993	142	Bar-S Foods (meat packing company) (1981-2010).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Mary C. Choksi (1950) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2014	136	Avis Budget Group Inc. (car rental) (2007-present), Omnicom Group Inc. (advertising and marketing communications services) (2011-present) and H.J. Heinz Company (processed foods and allied products) (1998-2006)

Principal Occupation During at Least the Past 5 Years:

Senior Advisor, Strategic Investment Group (investment management group) (2015-present); director of various companies; and formerly, Founding Partner and Senior Managing Director, Strategic Investment Group (1987-2015); Founding Partner and Managing Director, Emerging Markets Management LLC (investment management firm) (1987-2011); and Loan Officer/Senior Loan Officer/Senior Pension Investment Officer, World Bank Group (international financial institution) (1977-1987).

Edith E. Holiday (1952) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2005	142	Hess Corporation (exploration and refining of oil and gas) (1993-present), Canadian National Railway (railroad) (2001-present), White Mountains Insurance Group, Ltd. (holding company) (2004-present), Santander Consumer USA Holdings, Inc. (consumer finance) (2016-present), RTI International Metals, Inc. (manufacture and distribution of titanium) (1999-2015) and H.J. Heinz Company (processed foods and allied products) (1994-2013).

Principal Occupation During at Least the Past 5 Years:

Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison – United States Treasury Department (1988-1989).

J. Michael Luttig (1954) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2009	142	Boeing Capital Corporation (aircraft financing) (2006-2013).

Principal Occupation During at Least the Past 5 Years:

Executive Vice President, General Counsel and member of the Executive Council, The Boeing Company (aerospace company) (2006-present); and formerly, Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).

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Independent Board Members (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
Larry D. Thompson (1945) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2007	142	The Southern Company (energy company) (2014-present; previously 2010-2012), Graham Holdings Company (education and media organization) (2011-present) and Cbeyond, Inc. (business communications provider) (2010-2012).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (2015-present; previously 2011-2012); and formerly, Executive Vice President — Government Affairs, General Counsel and Corporate Secretary, PepsiCo, Inc. (consumer products) (2012-2014); Senior Vice President — Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (2004-2011); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice (2001-2003).

John B. Wilson (1959) One Franklin Parkway San Mateo, CA 94403-1906	lead Independent Trustee	Trustee since 2006 and Lead Independent Trustee since<softretutrn>2008	116	None

Principal Occupation During at Least the Past 5 Years:

President, Staples Europe (office supplies) (2012-present); President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing); serves on private and non-profit boards; and formerly, Chief Operating Officer and Executive Vice President, Gap, Inc. (retail) (1996-2000); Chief Financial Officer and Executive Vice President – Finance and Strategy, Staples, Inc. (1992-1996); Senior Vice President – Corporate Planning, Northwest Airlines, Inc. (airlines) (1990-1992); and Vice President and Partner, Bain & Company (consulting firm) (1986-1990).

Interested Board Members and Officers

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
**Gregory E. Johnson (1961) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2007	158	None

Principal Occupation During at Least the Past 5 Years:

Chairman of the Board, Member - Office of the Chairman, Director and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton Investments; Vice Chairman, Investment Company Institute; and formerly, President, Franklin Resources, Inc. (1994-2015).

**Rupert H. Johnson, Jr. (1940) One Franklin Parkway San Mateo, CA 94403-1906	Chairman of the Board and Trustee	Chairman of the Board and Trustee since 2013	142	None

Principal Occupation During at Least the Past 5 Years:

Vice Chairman, Member – Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 42 of the investment companies in Franklin Templeton Investments.

Alison E. Baur (1964) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2012	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.

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Interested Board Members and Officers (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
Laura F. Fergerson (1962) One Franklin Parkway San Mateo, CA 94403-1906	Chief Executive Officer – Finance and Administration	Since 2009	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Senior Vice President, Franklin Templeton Services, LLC; Vice President, Franklin Advisers, Inc. and Franklin Templeton Institutional, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

Gaston Gardey (1967) One Franklin Parkway San Mateo, CA 94403-1906	Treasurer, Chief Financial Officer and Chief Accounting Officer	Since 2009	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Treasurer, U.S. Fund Administration & Reporting, Franklin Templeton Investments; and officer of 27 of the investment companies in Franklin Templeton Investments.

Aliya S. Gordon (1973) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.

Steven J. Gray (1955) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc.; and officer of 45 of the investment companies in Franklin Templeton Investments.

Edward B. Jamieson (1948) One Franklin Parkway San Mateo, CA 94403-1906	President and Chief Executive Officer – Investment Management	Since 2010	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

President and Director, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC; and officer and/or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 10 of the investment companies in Franklin Templeton Investments.

Robert Lim (1948) One Franklin Parkway San Mateo, CA 94403-1906	Vice President – AML Compliance	Since 2016	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Vice President, Franklin Templeton Companies, LLC; Chief Compliance Officer, Franklin Templeton Distributors, Inc. and Franklin Templeton Investor Services, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

Kimberly H. Novotny (1972) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President	Since 2013	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Associate General Counsel, Franklin Templeton Investments; Vice President and Corporate Secretary, Fiduciary Trust International of the South; Vice President, Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 45 of the investment companies in Franklin Templeton Investments.

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Interested Board Members and Officers (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
Robert C. Rosselot (1960) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Chief Compliance Officer	Since 2013	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Director, Global Compliance, Franklin Templeton Investments; Vice President, Franklin Templeton Companies, LLC; officer of 45 of the investment companies in Franklin Templeton Investments; and formerly, Senior Associate General Counsel, Franklin Templeton Investments (2007-2013); and Secretary and Vice President, Templeton Group of Funds (2004-2013).

Karen L. Skidmore (1952) One Franklin Parkway San Mateo, CA 94403-1906	Vice President and Secretary	Since 2006	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.

Navid J. Tofigh (1972) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2015	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.

Craig S. Tyle (1960) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2005	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.

Lori A. Weber (1964) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President	Since 2011	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and Secretary, Templeton Investment Counsel, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager and distributor. Rupert H. Johnson, Jr. is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director and major shareholder of Resources.

Note 1: Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson.

Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

Note 3: Effective November 1, 2016, Frank Olson ceased to be a trustee of the trust

The Sarbanes-Oxley Act of 2002 and Rules adopted by the Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated John B. Wilson as its audit committee financial expert. The Board believes that Mr. Wilson qualifies as such an expert in view of his extensive business background and experience, including service as chief financial officer of Staples, Inc. from 1992 to 1996. Mr. Wilson has been a Member and Chairman of the Fund’s Audit Committee since 2006. As a result of such background and experience, the Board believes that Mr. Wilson has acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Mr. Wilson is an independent Board member as that term is defined under the relevant Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

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Shareholder Information

Board Approval of Investment Management Agreements

FRANKLIN REAL ESTATE SECURITIES TRUST

Franklin Real Estate Securities Fund

(Fund)

At an in-person meeting held on April 18, 2017 (Meeting), the Board of Trustees (Board) of Franklin Real Estate Securities Trust, including a majority of the trustees who are not “interested persons” as defined in the Investment Company Act of 1940 (Independent Trustees), reviewed and approved the continuance of the investment management agreement between Franklin Templeton Institutional, LLC (Manager) and the Fund (Management Agreement) for an additional one-year period. The Independent Trustees received advice from and met separately with Independent Trustee counsel in considering whether to approve the continuation of the Management Agreement.

In considering the continuation of the Management Agreement, the Board reviewed and considered information provided by the Manager at the Meeting and throughout the year at meetings of the Board and its committees. The Board also reviewed and considered information provided in response to a detailed set of requests for information submitted to the Manager by Independent Trustee counsel on behalf of the Independent Trustees in connection with the annual contract renewal process. In addition, prior to the Meeting, the Independent Trustees held a telephonic contract renewal meeting at which the Independent Trustees conferred amongst themselves and Independent Trustee counsel about contract renewal matters. The Board reviewed and considered all of the factors it deemed relevant in approving the continuance of the Management Agreement, including, but not limited to: (i) the nature, extent, and quality of the services provided by the Manager; (ii) the investment performance of the Fund; (iii) the costs of the services provided and profits realized by the Manager and its affiliates from the relationship with the Fund; (iv) the extent to which economies of scale are realized as the Fund grows; and (v) whether fee levels reflect these economies of scale for the benefit of Fund investors.

In approving the continuance of the Management Agreement, the Board, including a majority of the Independent Trustees, determined that the existing management fees are fair and reasonable and that the continuance of such Management Agreement is in the interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s determination.

Nature, Extent and Quality of Service

The Board reviewed and considered information regarding the nature, extent and quality of investment management services provided by the Manager and its affiliates to the Fund and its shareholders. This information included, among other things, the qualifications, background and experience of the senior management and investment personnel of the Manager; the structure of investment personnel compensation; oversight of third-party service providers; investment performance reports and related financial information for the Fund; reports on expenses, shareholder services, marketing support payments made to financial intermediaries and third party servicing arrangements; legal and compliance matters; risk controls; pricing and other services provided by the Manager and its affiliates; and management fees charged by the Manager and its affiliates to U.S. funds and other accounts, including management’s explanation of differences among accounts where relevant. The Board noted management’s continual efforts and expenditures in establishing effective business continuity plans and developing strategies to address areas of heightened concern in the mutual fund industry, such as cybersecurity, derivatives and liquidity risk management.

The Board also reviewed and considered the benefits provided to Fund shareholders of investing in a fund that is part of the Franklin Templeton family of funds. The Board noted the financial position of Franklin Resources, Inc. (FRI), the Manager’s parent, and its commitment to the mutual fund business as evidenced by its continued introduction of new funds, reassessment of the fund offerings in response to the market environment and project initiatives and capital investments relating to the services provided to the Fund by the Franklin Templeton Investments (FTI) organization.

Following consideration of such information, the Board was satisfied with the nature, extent and quality of services provided by the Manager and its affiliates to the Fund and its shareholders.

Fund Performance

The Board reviewed and considered the performance results of the Fund over various time periods ended January 31, 2017. The Board considered the performance returns for the Fund in comparison to the performance returns of mutual funds deemed comparable to the Fund included in a universe (Performance Universe) selected by Broadridge Financial Solutions, Inc. (Broadridge), an independent provider of investment company

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SHAREHOLDER INFORMATION

data. The Board received a description of the methodology used by Broadridge to select the mutual funds included in a Performance Universe. The Board also reviewed and considered Fund performance reports provided and discussions that occurred with portfolio managers at Board meetings throughout the year. A summary of the Fund’s performance results is below.

The Performance Universe for the Fund included the Fund and all retail and institutional real estate funds. The Board noted that the Fund’s annualized total return for the for the one-, three- and 10-year periods was below the median of its Performance Universe, and for the five-year period was equal to the median of its Performance Universe. The Board concluded that the Fund’s performance was acceptable. In doing so, the Board noted management’s explanation that the Fund’s underperformance was primarily due to its underperformance versus the benchmark during 2016, which also affected long-term trailing periods. Management explained that this underperformance was primarily due to smaller capitalization and higher yielding stocks in the benchmark significantly outperforming stocks with larger market capitalizations and lower dividend yields. Management further explained that the largest capitalization stocks not only underperformed but also posted negative total returns as did lower yielding stocks. The Board noted that the Fund’s investment strategy emphasizes investing in higher quality companies, which tend to be those with larger market capitalizations, and also emphasizes dividend growth rather than dividend yield. The Board further noted that the Fund’s annualized total return for the one- and three-year periods, while below the median, exceeded 8.2% and 10.7%, respectively, and for the three-year period was only five basis points below the median.

Comparative Fees and Expenses

The Board reviewed and considered information regarding the Fund’s actual total expense ratio and its various components, including, as applicable, management fees; transfer agent expenses; underlying fund expenses; Rule 12b-1 and non-Rule 12b-1 service fees; and other non-management fees. The Board also noted that at its February meeting each year, it receives an annual report on all marketing support payments made by FTI to financial intermediaries. The Board considered the actual total expense ratio and, separately, the contractual management fee rate, without the effect of fee waivers, if any (Management Rate) of the Fund in comparison to the median ratio and median Management Rate, respectively, of other mutual funds deemed comparable to and with a similar expense structure as the Fund selected by Broadridge (Expense Group). Broadridge fee and expense data is based upon information taken from the fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios and Management Rates generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Broadridge to be an appropriate measure of comparative fees and expenses. The Broadridge Management Rate includes administrative charges, and the actual total expense ratio, for comparative consistency, was shown for Class A shares for funds with multiple classes of shares. The Board received a description of the methodology used by Broadridge to select the mutual funds included in an Expense Group.

The Expense Group for the Fund included the Fund and 12 other real estate funds. The Board noted that the Management Rate and actual total expense ratio for the Fund were below the medians of its Expense Group. The Board concluded that the Management Rate charged to the Fund is fair and reasonable.

Profitability

The Board reviewed and considered information regarding the profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board considered the Fund profitability analysis provided by the Manager that addresses the overall profitability of FTI’s U.S. fund business, as well as its profits in providing investment management and other services to each of the individual funds during the 12-month period ended September 30, 2016, being the most recent fiscal year-end for FRI. The Board noted that although management continually makes refinements to its methodologies used in calculating profitability in response to organizational and product related changes, the overall methodology has remained consistent with that used in the Fund’s profitability report presentations from prior years. Additionally, the Fund’s independent registered public accounting firm has been engaged by the Manager to periodically review the reasonableness of the allocation methodologies to be used solely by the Fund’s Board with respect to the profitability analysis.

The Board noted management’s belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level

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SHAREHOLDER INFORMATION

of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also noted management’s expenditures in improving shareholder services provided to the Fund, as well as the need to implement systems and meet additional regulatory and compliance requirements resulting from recent SEC and other regulatory requirements.

The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including revenues generated from transfer agent services, potential benefits resulting from personnel and systems enhancements necessitated by fund growth, as well as increased leverage with service providers and counterparties. Based upon its consideration of all these factors, the Board concluded that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, quality and extent of services provided to the Fund.

Economies of Scale

The Board reviewed and considered the extent to which the Manager may realize economies of scale, if any, as the Fund grows larger and whether the Fund’s management fee structure reflects any economies of scale for the benefit of shareholders. With respect to possible economies of scale, the Board noted the existence of management fee breakpoints, which operate generally to share any economies of scale with a Fund’s shareholders by reducing the Fund’s effective management fees as the Fund grows in size. The Board considered the Manager’s view that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments the Manager incurs across the Franklin Templeton family of funds as a whole. The Board concluded that to the extent economies of scale may be realized by the Manager and its affiliates, the Fund’s management fee structure provided a sharing of benefits with the Fund and its shareholders as the Fund grows.

Conclusion

Based on its review, consideration and evaluation of all factors it believed relevant, including the above-described factors and conclusions, the Board unanimously approved the continuation of the Management Agreement for an additional one-year period.

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities.

Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust, on behalf of the Fund, files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive the Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

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Annual Report and Shareholder Letter

Franklin Real Estate Securities Fund

Investment Manager

Franklin Templeton Institutional, LLC

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© 2017 Franklin Templeton Investments. All rights reserved.	192 A 06/17

Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is John B. Wilson and he is “independent” as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $33,137 for the fiscal year ended April 30, 2017 and $32,874 for the fiscal year ended April 30, 2016.

(b) Audit-Related Fees

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of Item 4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c) Tax Fees

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning.

(d) All Other Fees

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $0 for the fiscal year ended April 30, 2017 and $200 for the fiscal year ended April 30, 2016. The services for which these fees were paid include review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant other than services reported in paragraphs (a)-(c) of Item 4 were $3,716 for the fiscal year ended April 30, 2017 and $13,232 for the fiscal year ended April 30, 2016. The services for which these fees were paid included preparation and review of materials provided to the fund Board in connection with the investment management contract renewal process, compliance examination for Investment Advisor Act rule 204-2 and 206-4(2).

(e) (1) The registrant’s audit committee is directly responsible for approving the services to be provided by the auditors, including:

(i) pre-approval of all audit and audit related services;

(ii) pre-approval of all non-audit related services to be provided to the Fund by the auditors;

(iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant’s investment adviser or to any entity that controls, is controlled by or is under common control with the registrant’s investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

(iv) establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs (b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $3,716 for the fiscal year ended April 30, 2017 and $13,432 for the fiscal year ended April 30, 2016.

(h) The registrant’s audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.    N/A

Item 6. Schedule of Investments.    N/A

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.    N/A

Item 8. Portfolio Managers of Closed-End Management Investment Companies.    N/A

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.    N/A

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b) Changes in Internal Controls. There have been no changes in the Registrant’s internal controls or in other factors that could materially affect the internal controls over financial reporting subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12. Exhibits.

(a) (1) Code of Ethics

(a) (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN REAL ESTATE SECURITIES TRUST

By	/S/ MATTHEW T. HINKLE
Matthew T. Hinkle
Chief Executive Officer - Finance and Administration

Date June 26, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/S/ MATTHEW T. HINKLE
Matthew T. Hinkle
Chief Executive Officer - Finance and Administration

Date June 26, 2017

By	/S/ GASTON GARDEY
Gaston Gardey
Chief Financial Officer and Chief Accounting Officer

Date June 26, 2017